EXHIBIT 32.1


                   CERTIFICATIONS OF CHIEF EXECUTIVE OFFICER,
              CHIEF FINANCIAL OFFICER AND CHIEF ACCOUNTING OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of GTJ REIT, Inc. (the "Company") on Form 10-Q for the quarter ended September 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Periodic Report"), I, Jerome Cooper, President and Chief Executive Officer and I, Michael Kessman, Chief Accounting of the registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. the Periodic Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2.   the information  contained in the Periodic Report fairly presents,  in
          all  material  respects,   the  financial  condition  and  results  of
          operations of the Company.



Dated:  March 18, 2008                            /s/ Jerome Cooper
                                           -------------------------------------
                                           Jerome Cooper
                                           President and Chief Executive Officer


Date:  March 18, 2008                            /s/ Michael I. Kessman
                                           -------------------------------------
                                           Michael I. Kessman
                                           Chief Accounting Officer